                          SECOND AMENDMENT TO THIRD AMENDED
                            AND RESTATED CREDIT AGREEMENT

    THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT
(this "Amendment") is dated as of the     th day of July, 1997, and entered
into among GCI Communication Corp., an Alaskan corporation (herein, together with its successors and assigns, called the "Company"), the Lenders (as defined in the Credit Agreement as defined below), NATIONSBANK OF TEXAS, N.A., a national banking association, as Administrative Agent for itself and the Lenders (the "Administrative Agent").

                                     WITNESSETH:

    WHEREAS, the Company, the Lenders and the Administrative Agent entered into a Third Amended and Restated Credit Agreement, dated October 31, 1996 (as amended, restated or otherwise modified from time to time, the "Credit Agreement");

    WHEREAS, the Company, the Lenders and the Administrative Agent entered into a certain First Amendment to the Third Amended and Restated Credit Agreement, dated April 25, 1997;

    WHEREAS, the Company has requested that the Credit Agreement be amended to provide for the formation of two new wholly-owned Subsidiaries and to transfer the Capital Stock of the Company to GCI Holdings, Inc.;

    WHEREAS, the Lenders, the Administrative Agent and the Company have agreed to modify the Credit Agreement upon the terms and conditions set forth below;

    NOW, THEREFORE, for valuable consideration hereby acknowledged, the Company, the Lenders and the Administrative Agent agree as follows:

    SECTION 1.  DEFINITIONS.

    (a) IN GENERAL. Unless specifically defined or redefined below, capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

    (b) DEFINITION OF CHANGE IN CONTROL. The following definition of "CHANGE IN CONTROL" on page 5 of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "CHANGE OF CONTROL" means the occurrence of one or more of the following events: (a) any change in the ownership of the Company or any Restricted Subsidiary (except any change due to any merger or consolidation among the Wholly-Owned

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    Subsidiaries) or (b) any change
    in the Parent resulting in MCI owning less than 18% of the Parent, or
    (c) MCI shall at any time have less than two representatives sitting on the Parent's Board of Directors.

    (c) DEFINITION OF DEBT OFFERING. The following definition of "DEBT OFFERING" is added to the Credit Agreement:

    "DEBT OFFERING" means that certain offering of $150,000,000 of Senior Notes of GCI, Inc. due 2007.

    (d) DEFINITION OF EQUITY OFFERING. The following definition of "EQUITY OFFERING" is added to the Credit Agreement:

    "EQUITY OFFERING" means that certain 1997 offering of 7,000,000 new shares of Class A, no par Capital Stock of General Communication, Inc.

    (e) DEFINITION OF MATURITY DATE. The definition of "MATURITY DATE" on page 14 of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "MATURITY DATE" means December 31, 1997, or such earlier date all of the Obligations become due and payable (whether by acceleration, prepayment in full, scheduled reduction or otherwise).

    (f) DEFINITION OF PLEDGED INTERESTS. The definition of "PLEDGED INTERESTS" on pages 16 and 17 of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "PLEDGED INTERESTS" means (a) a first perfected security interest in 100% of the Capital Stock of the Company; (b) a first perfected security interest in 100% of the Capital Stock of GCI Communication Services, Inc.; (c) subject to the Prior Stock Lien, a first perfected security interest in 100% of the Capital Stock of GCI Leasing Co., Inc.; (d) a first perfected security interest in 100% of the Capital Stock of GCI, Inc.; (e) a first perfected security interest in 100% of the Capital Stock of GCI Holdings, Inc.; and (f) a first perfected security interest in 100% of the Capital Stock of each other Restricted Subsidiary, if any, now existing or hereafter formed or acquired.

    (g) DEFINITION OF RESTRICTED SUBSIDIARIES. The definition of "RESTRICTED SUBSIDIARIES" on page 18 of the Credit Agreement is hereby amended and restated in its entirety as follows:

    "RESTRICTED SUBSIDIARIES" means GCI Leasing Co., Inc., GCI
    Communication Services, Inc., and any other Subsidiary, now or hereafter created or acquired, of the Company or the Parent that engages in the operation of switched message long distance telephone systems and ancillary services including DAMA, local exchange

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    services, cellular resale and PCS systems, and GCI, Inc., and GCI
    Holdings, Inc., and "RESTRICTED SUBSIDIARY" means any one of them, as applicable in the context.

    SECTION 2. SECTION 2.04(B)(III). Section 2.04(b)(iii) on page 23 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (iii) DEBT AND EQUITY ISSUANCE. On the date of any issuance of public or private Debt by any GCI Entity or receipt by any GCI Entity of the proceeds of any equity issuance, except in connection with the Cable Acquisition Transactions, the Debt Offering or the Equity Offering, the Commitment shall be automatically and permanently reduced by an amount equal to 100% of the net proceeds of such Debt or equity issuance. On such date, the Company shall deliver to the Administrative Agent a certificate of an Authorized Officer certifying as to the amount of (including the calculation of) such Commitment reduction and, with respect to the Debt or equity issuance giving rise thereto, the gross proceeds thereof and the costs and expenses payable as a result thereof which were deducted in determining the amount of net proceeds, provided that, the Commitment shall not be reduced by any stock issuance in accordance with any stock option listed on
    SCHEDULE 2.04(B) hereto.


    SECTION 3. SECTION 2.05(B)(II). Section 2.05(b)(ii) on page 24 of the Credit Agreement is amended and restated in its entirety as follows:

           (ii) DEBT AND EQUITY ISSUANCE. On the date of any issuance of public or private Debt by any GCI Entity or receipt by any GCI Entity of the proceeds of any equity issuance, except in connection with the Cable Acquisition Transactions, the Debt Offering or the Equity Offering, the Company shall repay the Obligations by an amount equal to 100% of the net proceeds of such Debt or equity issuance. On such date, the Company shall deliver to the Administrative Agent a certificate of an Authorized Officer certifying as to the amount of (including the calculation of) such repayment and, with respect to the Debt or equity issuance giving rise thereto, the gross proceeds thereof and the costs and expenses payable as a result thereof which were deducted in determining the amount of net proceeds, provided that, the Company shall not be required to repay the Obligations with the proceeds of any stock issuance in accordance with any stock option listed on SCHEDULE 2.04(B) hereto.


    SECTION 4.  AMENDMENT TO SCHEDULES.

    (a)  SCHEDULE 5.01.  SCHEDULE 5.01 is amended to

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         (i) delete General Communication, Inc. as the Owner of 100% of the
         Shares of GCI Communication Corp. and insert GCI Holdings, Inc. as the Owner of 100% of the Shares of GCI Communication Corp.

         (ii) add the following information:

              (A) GCI, Inc., organized in Alaska, with a mailing address of 2550 Denali Street, Suite 1000, Anchorage, AK 99503, 100 outstanding shares, 10,000 shares authorized, 100% of the outstanding shares owned by General Communication, Inc., and such shares have no existing purchase options;

              (B) GCI Holdings, Inc., organized in Alaska, with a mailing address of 2550 Denali Street, Suite 1000, Anchorage, AK 99503, 100 outstanding shares, 10,000 shares authorized, 100% of the outstanding shares owned by GCI, Inc., and such shares have no existing purchase options.

    (b)  SCHEDULE 5.13.  SCHEDULE 5.13 is amended to

         (i) delete General Communication, Inc. as the Owner of 100% of the Shares of GCI Communication Corp. and insert GCI Holdings, Inc. as the Owner of 100% of the Shares of GCI Communication Corp.

         (ii) add the following information:

              (A) GCI, Inc., organized in Alaska, with a mailing address of 2550 Denali Street, Suite 1000, Anchorage, AK 99503, 100 outstanding shares, 10,000 shares authorized, 100% of the outstanding shares owned by General Communication, Inc., and such shares have no existing purchase options;

              (B) GCI Holdings, Inc., organized in Alaska, with a mailing address of 2550 Denali Street, Suite 1000, Anchorage, AK 99503, 100 outstanding shares, 10,000 shares authorized, 100% of the outstanding shares owned by GCI, Inc., and such shares have no existing purchase options.

    SECTION 5. SECTION 7.01(C). Section 7.01(c) on page 47 of the Credit Agreement is amended and restated in its entirety as follows:

         (c) CAPITAL EXPENDITURES. Capital Expenditures paid or incurred by the Parent, the Company and the Restricted Subsidiaries during the 1996 fiscal year shall not exceed, in the aggregate, $60,000,000. Capital Expenditures paid or incurred by the Parent, the Company and the Restricted Subsidiaries during fiscal year 1997 shall not exceed, in the aggregate the sum of (a) $11,250,000, provided that, any unused portion of the $60,000,000 permitted amount for 1996 not exceeding $15,000,000

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    (in addition to the $11,250,000) may be used in fiscal
    year 1997, and (b) 50% of the net proceeds of the Equity Offering.

    SECTION 6. CONDITIONS PRECEDENT. This Second Amendment shall not be effective until the Administrative Agent shall have determined in its sole discretion that all proceedings of the Company taken in connection with this Second Amendment and the transactions contemplated hereby shall be satisfactory in form and substance to the Administrative Agent:

         (a) a loan certificate of the Company certifying (i) as to the accuracy of its representations and warranties set forth in Article V of the Credit Agreement, as amended by this Second Amendment and the other Loan Papers, (ii) that there exists no Default or Event of Default, and the execution, delivery and performance of this Second Amendment will not cause a Default or Event of Default, (iii) as to resolutions authorizing the Company to execute, deliver and perform this Second Amendment and all Loan Papers and other documents and instruments delivered or executed in connection with this Second Amendment, and (iv) that it has complied with all agreements and conditions to be complied with by it under the Credit Agreement, the other Loan Papers and this Second Amendment by the date hereof;

         (b) the Company, the Parent and GCI, Inc. execute and deliver, and cause GCI, Inc. and GCI Holdings, Inc. to execute and deliver Loan Papers in form and substance satisfactory to the Administrative Agent to (i) create a first perfected security interest in 100% of the Capital Stock of GCI, Inc., GCI Holdings, Inc. and the Company, (ii) subject to Permitted Liens, create a first perfected security interest in all of the accounts, equipment, inventory, chattel paper, general intangibles, and other assets of GCI, Inc., GCI Holdings, Inc. (other than the Capital Stock of GCI Cable, Inc., which is pledged pursuant to a loan agreement in the maximum principal amount of $205,000,000 dated as of October 31, 1996) and the Company and (iii) a Guaranty of the Obligations executed by GCI, Inc. and GCI Holdings, Inc.; and

         (c) such other documents, instruments, and certificates, in form and substance satisfactory to the Administrative Agent, as the Administrative Agent shall deem necessary or appropriate in connection with this Second Amendment and the transactions contemplated hereby.

    SECTION 7. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Lenders and the Administrative Agent that (a) this Second Amendment constitutes its legal, valid, and binding obligation, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Default or Event of Default under the Credit Agreement, (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other

                                     -5-
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Loan Papers by the date hereof, and (e) the Credit Agreement, as amended hereby, and the other Loan Papers remain in full force and effect.

    SECTION 8. ENTIRE AGREEMENT; RATIFICATION. THE CREDIT AGREEMENT AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

    SECTION 9. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

    SECTION 10. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS.

    SECTION 11. CONSENT TO JURISDICTION. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR TEXAS STATE COURT SITTING IN DALLAS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN PAPERS AND THE COMPANY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE COMPANY IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE COMPANY AGAINST THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE ADMINISTRATIVE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER SHALL BE BROUGHT ONLY IN A COURT IN DALLAS, TEXAS.

    SECTION 12. WAIVER OF JURY TRIAL. THE COMPANY, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY

                                     -6-
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MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING
OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN PAPER OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

               THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

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     IN WITNESS WHEREOF, this Second Amendment to Third Amended and Restated
Credit Agreement is executed as of the date first set forth above.

                             GCI COMMUNICATION CORP.

                             ___________________________________________

                             By:________________________________________
                             Its: ______________________________________


                             NATIONSBANK OF TEXAS, N.A.,
                             Individually and as Administrative Agent

                             ___________________________________________

                             By:________________________________________
                             Its: ______________________________________


                             TORONTO DOMINION (TEXAS), INC., Individually as a Lender


                             ___________________________________________

                             By:________________________________________
                             Its: ______________________________________


                             CREDIT LYONNAIS NEW YORK BRANCH

                             ___________________________________________

                             By:________________________________________
                             Its: ______________________________________


                             NATIONAL BANK OF ALASKA

                             ___________________________________________
                             By:________________________________________

                             Its: ______________________________________